Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quartely Report of Baby Fox International, Inc. (the “Company”) on Form 10-Q for the year ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ping Chen, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2010	By:	/s/ Ping Chen
Ping Chen
Vice President of Finance
(Principal Financial Officer)